Income Taxes	12 Months Ended
Apr. 30, 2011
Income Taxes [Abstract]
INCOME TAXES
15. INCOME TAXES
We incur income taxes on the earnings of our U.S. and foreign operations. The following table, based on the locations of the taxable entities from which sales were derived (rather than the location of customers), presents the U.S. and foreign components of our income before income taxes:

	2009	2010	2011
United States	$533	$576	$696
Foreign	97	106	133

	$630	$682	$829

The income shown above was determined according to financial accounting standards. Because those standards sometimes differ from the tax rules used to calculate taxable income, there are differences between: (a) the amount of taxable income and pretax financial income for a year; and (b) the tax bases of assets or liabilities and their amounts as recorded in our financial statements. As a result, we recognize a current tax liability for the estimated income tax payable on the current tax return, and deferred tax liabilities (income tax payable on income that will be recognized on future tax returns) and deferred tax assets (income tax refunds from deductions that will be recognized on future tax returns) for the estimated effects of the differences mentioned above.
Deferred tax assets and liabilities as of the end of each of the last two years were as follows:

April 30,	2010	2011
Deferred tax assets:
Postretirement and other benefits	$125	$94
Accrued liabilities and other	26	22
Loss and credit carryforwards	56	50
Valuation allowance	(40)	(23)

Total deferred tax assets, net	167	143

Deferred tax liabilities:
Trademarks and brand names	(168)	(195)
Property, plant, and equipment	(37)	(46)

Total deferred tax liabilities, net	(205)	(241)

Net deferred tax liability	$(38)	$(98)

The $23 valuation allowance at April 30, 2011 relates primarily to a $13 non-trading loss carryforward generated by Brown-Forman Beverages Europe during fiscal 2009 in the U.K. Although the non-trading losses can be carried forward indefinitely, we know of no significant transactions that will let us use them. The remaining valuation allowance relates primarily to other foreign net operating losses, some of which can be carried forward indefinitely, and others that expire between fiscal 2018 and 2020. We are currently unaware of any significant transactions that will allow us to utilize these losses. During fiscal 2011, we used all of our U.S. capital loss carryforward to offset gains on the sales of Fetzer and Paso Robles. As a result, we reversed the $20 valuation allowance that was recorded at April 30, 2010 related to this item.
As of April 30, 2011, the gross amounts of loss and credit carryforwards include a U.K. non-trading loss of $47 (no expiration); other foreign net operating losses of $56 ($25 of which expire in varying amounts between 2014 and 2021 and $31 of which do not expire); and foreign credit carryforwards of $8 (expiring between fiscal 2012 and 2017).
Deferred tax liabilities were not provided on undistributed earnings of certain foreign subsidiaries ($365 and $390 at April 30, 2010 and 2011, respectively) because we expect these undistributed earnings to be reinvested indefinitely overseas. If these amounts were not considered permanently reinvested, additional deferred tax liabilities of approximately $73 and $76 would have been provided as of April 30, 2010 and 2011, respectively.
Total income tax expense for a year includes the tax associated with the current tax return (“current tax expense”) and the change in the net deferred tax asset or liability (“deferred tax expense”). Our total income tax expense for each of the last three years was as follows:

	2009	2010	2011
Current:
U.S. federal	$142	$175	$171
Foreign	26	28	41
State and local	15	19	18

	183	222	230

Deferred:
U.S. federal	$14	$16	$46
Foreign	(2)	(5)	(1)
State and local	—	—	(18)

	12	11	27

	$195	$233	$257

Our consolidated effective tax rate usually differs from current statutory rates due to the recognition of amounts for events or transactions that have no tax consequences. The following table reconciles our effective tax rate to the federal statutory tax rate in the United States:

	Percent of Income Before Taxes
	2009	2010	2011
U.S. federal statutory rate	35.0%	35.0%	35.0%
State taxes, net of U.S. federal tax benefit	1.8	1.8	1.1
Income taxed at other than U.S. federal statutory rate	(1.3)	(1.0)	(0.4)
Tax benefit from U.S. manufacturing	(1.7)	(1.7)	(2.2)
Capital loss benefit	(1.2)	—	(2.7)
Nondeductible goodwill on Fetzer sale	—	—	2.1
Other, net	(1.5)	—	(1.9)

Effective rate	31.1%	34.1%	31.0%

During the fourth quarter of fiscal 2011, we recorded an adjustment to reverse $8 of income tax expense that was incorrectly recognized in prior periods. We believe the impact of this error and the cumulative out of period adjustment to correct the error is insignificant to our consolidated financial statements for the current period and any prior periods.
At April 30, 2011, we had $40 of gross unrecognized tax benefits, $22 of which would reduce our effective income tax rate if recognized. A reconciliation of the beginning and ending unrecognized tax benefits follows:

	2009	2010	2011
Unrecognized tax benefits at beginning of year	$35	$26	$35
Additions for tax positions provided in prior periods	1	—	1
Additions for tax positions provided in current period	4	13	14
Decreases for tax positions provided in prior years	—	—	(4)
Settlements of tax positions in the current period	(2)	(3)	(5)
Lapse of statutes of limitations	(12)	(1)	(1)

Unrecognized tax benefits at end of year	$26	$35	$40

We record interest and penalties related to unrecognized tax benefits as a component of our income tax provision. Total gross interest and penalties of $6, $8 and $11 were accrued as of April 30, 2009, 2010 and 2011, respectively. The impact of interest and penalties on our effective tax rates for 2009, 2010 and 2011 was not material.
We file income tax returns in the United States, including several state and local jurisdictions, as well as in several other countries in which we conduct business. The major jurisdictions and their earliest fiscal years that are currently open for tax examinations are 1998 in the United States, 2007 in Australia, Ireland, and Italy, 2005 in Poland and Finland, 2003 in the U.K. and 2002 in Mexico. Audits of our fiscal 2006 and 2007 U.S. federal tax returns were completed during fiscal 2010. In addition, audits of our fiscal 2008, 2009, and 2010 U.S. federal tax returns commenced during fiscal 2011. Moreover, the Internal Revenue Service has accepted our application to participate in its Compliance Assurance Program for our fiscal 2012 tax year.
We believe there will be no material change in our gross unrecognized tax benefits in the next twelve months.